UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2010

SILVER AMERICA, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-147056	35-2302128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10775 Double R Boulevard
Reno, NV 89521
(Address of principal executive offices)

(775) 996-8200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 7, 2010, Silver America, Inc. (the “Company”) entered into an Equity Issuance Agreement (the “Agreement”) with ZUG Financing Group S.A., a corporation organized under the laws of Nevis (“ZUG”), whereby the Company has the right to require ZUG to purchase up to $7,500,000 of the Company’s securities until December 31, 2011, unless extended by either the Company or ZUG for an additional twelve (12) months.

Under the terms of the Agreement, the Company may, from time to time, request an advance from ZUG up to $1,000,000, in integral multiples of $100,000 (each, an “Advance”) per request for operating expenses, acquisitions, working capital and general corporate activities.  Following receipt of any Advance, the Company shall sell and issue ZUG units, each unit consisting of one share of the Company’s common stock and one-half of a warrant (such that ZUG must purchase two units in order to obtain one whole warrant), with each whole warrant entitling ZUG to purchase one additional share of common stock (the “Units”), at the Unit Price. As described in the Agreement, the “Unit Price” shall mean a price equal to 90% of the volume weighted average of the closing price of the Company’s common stock for the ten (10) business days preceding the date of any notice requesting an Advance, as quoted on Nasdaq or such other quotation system as agreed upon by the Company and ZUG.  Each whole warrant issued as components to Units shall represent the right of ZUG to purchase one share of common stock at an exercise price equal to 150% of the Unit Price.  All warrants to be issued as components to the Units will have a two (2) year term from the date of issuance.

The foregoing is qualified in its entirety by the Agreement.  For further information see the Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Section 3 — Securities and Trading Markets

Item 3.02   Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 is incorporated by reference in its entirety into this Item 3.02.

Although the Company has not requested any Advance at this time, the Company has the right to request an Advance(s) from ZUG to purchase during the term of the Agreement up to $7,500,000 worth of Units. In the event the Company requests an Advance from ZUG, the number of Units to be sold and issued to ZUG, and the Unit Price therefor, shall be conducted  pursuant to the terms and conditions of a subscription agreement, which will be further disclosed by the Company in a subsequent Form 8-K under this Item 3.02.  As contemplated, any sale and issuance of Units to ZUG will be conducted in reliance upon an exemption from registration under the Securities Act of 1933, as amended, afforded by Regulation S promulgated thereunder.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Exhibit Description
10.1	Equity Issuance Agreement, dated May 7, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER AMERICA, INC., a Nevada corporation

Dated: May 10, 2010	By:	/s/ Johannes Petersen
Johannes Petersen
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Equity Issuance Agreement, dated May 7, 2010